EXHIBIT 10.45
CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT
Supplemental Agreement No. 12
to
Purchase Agreement No. 2191
between
The Boeing Company
and
COPA Holdings, S.A., Inc.
Relating to Boeing Model 737 Aircraft
THIS SUPPLEMENTAL AGREEMENT entered into as of Feb 26, 2007 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC. (Customer);
WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing Model 737-7V3 and 737-8V3 aircraft (the Aircraft); and
WHEREAS, Customer and Boeing have come to agreement on the **Material Redacted** and
WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:
1.1.	Table of Contents and Tables:

1.2.	Remove and replace, in its entirety the “Table of Contents”, with the “Table of Contents” attached hereto and hereby made a part of the Agreement, to reflect the changes made by this Supplemental Agreement.

1.3.	Table 1-4 entitled “Aircraft Information Table for Model 737-7V3 Aircraft” is attached hereto to reflect the deletion of the May 2008 737-7V3 aircraft from this table.

1.4.	Table 1-5 entitled “Aircraft Information Table for Model 737-8V3 Aircraft” is attached hereto to reflect the addition of the May 2008 737-8V3 aircraft to this table.
The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

PA No. 2191	Page 1	SA No. 12

Boeing and Customer have each caused this Supplemental Agreement to be duly executed as of the day and year first written above.

THE BOEING COMPANY		COPA HOLDINGS, S.A.

**Material Redacted**
By:		By:

Its:	Attorney-In-Fact	Its:	Chief Executive Officer

PA No. 2191	Page 2	SA No. 12

TABLE OF CONTENTS

SA
ARTICLES		NUMBER

1.	Quantity, Model and Description	SA 3

2.	Delivery Schedule

3.	Price

4.	Payment	SA 3

5.	Miscellaneous

TABLE

1-1	Aircraft Information Table for Model 737-7V3 Aircraft	SA 4
1-2	Aircraft Information Table for Model 737-8V3 Aircraft	SA 5
1-3	Aircraft Information Table for Model 737-7V3 Aircraft	SA 7
1-4	Aircraft Information Table for Model 737-7V3 Aircraft	SA 12
1-5	Aircraft Information Table for Model 737-8V3 Aircraft	SA 12

EXHIBIT

A-1	Aircraft Configuration for Model 737-7V3 Aircraft	SA 3
A-2	Aircraft Configuration for Model 737-8V3 Aircraft	SA 3

B.	Aircraft Delivery Requirements and Responsibilities	SA 3

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment Airframe and Optional Features	SA 10

BFE1.	BFE Variables	SA 3

CS1.	Customer Support Variables	SA 3

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

PA No. 2191	SA No. 12

LETTER AGREEMENTS

2191-01	Demonstration Flight Waiver
2191-02	Escalation Sharing
2191-03	Seller Purchased Equipment

RESTRICTED LETTER AGREEMENTS

6-1162-DAN-0123	Performance Guarantees
6-1162-DAN-0124	Special Matters
6-1162-DAN-0155	Airframe Escalation Revision
6-1162-DAN-0156	Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157	Miscellaneous Matters
6-1162-MJB-0017	Special Matters
6-1162-MJB-0030	Special Matters
6-1162-LAJ-874R	Special Matters	SA 5
6-1162-LAJ-874R1	Special Matters	SA 6
6-1162-LAJ-874R2	Special Matters	SA 7
6-1162-LAJ-982	Special Matters	SA 8
6-1162-LAJ-982R3	Special Matters	SA 11
6-1162-RLL-3852	737-800 Performance Guarantees	SA 9

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	June 29, 2001
Supplemental Agreement No. 2	December 21, 2001
Supplemental Agreement No. 3	June 14, 2002
Supplemental Agreement No. 4	December 20, 1002
Supplemental Agreement No. 5	October 31, 2003
Supplemental Agreement No. 6	September 9, 2004
Supplemental Agreement No. 7	December 9, 2004
Supplemental Agreement No. 8	April 15, 2005
Supplemental Agreement No. 9	March 16, 2006
Supplemental Agreement No. 10	May 8, 2006
Supplemental Agreement No. 11	August 30 , 2006
Supplemental Agreement No. 12	_____, 2007

PA No. 2191	SA No. 12

Table 1-4
Aircraft Information Table for Model 737-7V3 Aircraft
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-700	154,500
Engine Model:	CFM56-7B22
Airframe Price:		**Material Redacted**
Optional Features:		**Material Redacted**

Sub-Total of Airframe and Features:		**Material Redacted**
Engine Price (Per Aircraft):		**Material Redacted**
Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**

Buyer Furnished Equipment (BFE) Estimate:		**Material Redacted**
Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**

Refundable Deposit/Aircraft at Proposal Accept:		**Material Redacted**

Detail Specification:	D6-38808-42-1 (4/30/2004)
Airframe Price Base Year/Escalation Formula:	Jul-04	ECI-MFG/CPI
Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:
Base Year Index (ECI):	**Material Redacted**
Base Year Index (CPI):	**Material Redacted**

				Escalation	Advance Payment Per Aircraft
				Estimate	(Amts. Due/Mos. Prior to Delivery):
		Escalation		Adv Payment			21/18/12/9/6
Delivery	Number of	Factor	Manufacturer	Base	At Signing	24 Mos.	Mos.	Total
Date	Aircraft	(Airframe)	Serial Number	Price Per A/P	1%	4%	5%	30%
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**

Total:	2

COP — SA 12
May 08 — Sub from -700 to a -800	Boeing Proprietary	Page 1

Table 1-5
Aircraft Information Table for Model 737-8V3 Aircraft
Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8V3	174,200 pounds
Engine Model/Thrust:	CFM56-7B26	26,400 pounds
Airframe Price:		**Material Redacted**

Optional Features:		**Material Redacted**
Sub-Total of Airframe and Features:		**Material Redacted**
Engine Price (Per Aircraft):		**Material Redacted**
Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**

Buyer Furnished Equipment (BFE) Estimate:		**Material Redacted**
Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**

Refundable Deposit/Aircraft at Proposal Accept:		**Material Redacted**

Detail Specification:	D6-38808-1 Rev C, dated 5-4-05
Airframe Price Base Year/Escalation Formula:	Jul-04	ECI-MFG/CPI
Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:
Base Year Index (ECI):	**Material Redacted**
Base Year Index (CPI):	**Material Redacted**

				Escalation	Advance Payment Per Aircraft
				Estimate	(Amts. Due/Mos. Prior to Delivery):
		Escalation		Adv Payment			21/18/12/9/6
Delivery	Number of	Factor	Manufacturer	Base	At Signing	24 Mos.	Mos.	Total
Date	Aircraft	(Airframe)	Serial Number	Price Per A/P	1%	4%	5%	30%
**Material Redacted**	**Material Redacted**	1.1101	35068	$71,479,000	$624,790	$2,859,160	$3,573,950	$21,443,700
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	$629,620	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**

Total:	4

COP — SA 12
44193-May 08 Sub to-700 to a -800	Boeing Proprietary	Page 1